                           $250,000,000 (APPROXIMATE)



               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B
                  CLASS A-1, CLASS A-2, CLASS A-3 AND CLASS A-4





                           LONG BEACH ACCEPTANCE CORP.
                             ORIGINATOR AND SERVICER





                     LONG BEACH ACCEPTANCE RECEIVABLES CORP.
                                   TRANSFEROR







                                  JUNE 19, 2003








                          [RBS GREENWICH CAPITAL LOGO]

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior computational materials for this transaction.
 In addition, the information contained herein may be superseded by information contained in computational materials circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement, the Prospectus Supplement and the Prospectus are referred to herein as the "Prospectus".


PRELIMINARY COMPUTATIONAL MATERIALS                 DATE PREPARED: JUNE 19, 2003


               Long Beach Acceptance Auto Receivables Trust 2003-B


                           $250,000,000 (APPROXIMATE)

                          $250,000,000 CLASS A NOTES 1


  (Note: These Computational Materials have been prepared to assist prospective investors in the Class A Notes only; references to the Certificates are provided solely for informational purposes.)


-----------------------------------------------------------------------------------------------------------------------
Class                                 Class A-1 Notes          Class A-2 Notes   Class A-3 Notes       Class A-4 Notes
-----------------------------------------------------------------------------------------------------------------------
Principal Amount(1)                     $48,000,000              $84,200,000        $44,000,000         $73,800,000
Class Percentage                           19.20%                   33.68%             17.60%               29.52%
Initial Credit Support(2)             Policy issued by          Policy issued      Policy Issued       Policy Issued
                                     Financial Security             by FSA            by FSA               by FSA
                                   Assurance Inc. ("FSA")
Expected Rating                           P-1/A-1+                 Aaa/AAA           Aaa/AAA             Aaa/AAA
[(Moody's/S&P)]
Coupon Rate(3)                              TBD                      TBD               TBD                 TBD
Pool APR                                   11.33%                   11.33%            11.33%               11.33%
Originator/Servicer/Custodian      Long Beach Acceptance             LBAC              LBAC                 LBAC
                                       Corp. ("LBAC")
Indenture Trustee/Back-up        JP Morgan Chase ("Chase")          Chase             Chase               Chase
Servicer/Collateral
Agent/Trust Collateral
Agent
Owner Trustee                     Wilmington Trust Company        Wilmington        Wilmington           Wilmington
                                       ("Wilmington")
Pricing Prepayment Speed                 1.70% ABS               1.70% ABS          1.70% ABS           1.70% ABS
Projected Weighted                       0.23 Years              1.00 Years         2.00 Years           3.16 Years
Average Life
Pricing Benchmark                       3 Month LIBOR               EDSF               Swaps               Swaps
Expected Closing Date                  June 25, 2003            June 25, 2003      June 25, 2003       June 25, 2003
Expected Settlement Date               June 27, 2003            June 27, 2003      June 27, 2003       June 27, 2003
Payment Dates                      15th day of each month        15th day of        15th day of         15th day of
                                                                 each month         each month           each month
Record Date                       Last day of the Accrual       Last day of        Last day of       Last day of the
                                           Period               the Accrual        the Accrual        Accrual Period
                                                                  Period             Period
Interest Accrual & Delay Days        Actual/360 - - 0         30/360 - - 0        30/360 - - 0         30/360 - - 0
Final Scheduled Payment Date             June 2004             October 2006       September 2007       February 2010
ERISA Eligible                              Yes                     Yes                Yes                 Yes
-----------------------------------------------------------------------------------------------------------------------

1.  Subject to a variance of +/- 10%.

2. The Class A Notes have the benefit of (a) an insurance policy (the "Policy") to be issued by FSA as the Note Insurer which will guarantee Scheduled Payments of the Class A Notes, (b) funds, if any, on deposit from time to time in the Spread Account (c) funds, if any, on deposit from time to time in the Supplemental Enhancement Account and (d) Overcollateralization, if any. Payments to the Class A Noteholders on each Payment Date will be funded, first, from collections on the Receivables (including excess spread), second, from withdrawals from the Spread Account, third, from withdrawals from the Supplemental Enhancement Account and fourth, from draws on the Policy. The issuer expects that excess spread, equivalent to the weighted average APR on the Receivables less the sum of the Servicing Fee, the Indenture Trustee, the Custodian and the Backup Servicer fees, the premium payable to FSA, the interest due on the Class C Certificate and the interest due on the Notes will be approximately [7.00%] per annum at the Cut-off Date. Excess spread over the life of the transaction is dependent upon the composition of the final pool, the actual prepayment, delinquency and default experience of the Receivables, changes in the Servicing Fee, as well as numerous other factors. As such, no assurance can be given as to such numbers' accuracy, continuance, or appropriateness or completeness in any particular context and as to whether such numbers and/or the assumptions upon which they are based reflect present market conditions or future market performance.

3. The coupon on the Class A-4 Notes will increase by 0.50% after the first date on which the Clean-up Call is exercisable.

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


THE TRUST:          Long Beach Acceptance Auto Receivables Trust 2003-B (the
                    "Trust") will be formed pursuant to a Trust Agreement between Long Beach Acceptance Receivables Corp. (the
                    "Transferor"), a wholly-owned subsidiary of Long Beach
                    Acceptance Corp. ("LBAC"), and Wilmington Trust Company (the
                    "Owner Trustee").

PLEDGED PROPERTY:   The property pledged by the Trust to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer (the
                    "Pledged Property") will include (i) a pool of retail installment sale contracts (the "Contracts") originated by LBAC (the "Receivables") secured by the new and used automobiles, vans, sport utility vehicles and light-duty trucks financed thereby (the "Financed Vehicles") aggregating approximately $250,000,000 in principal amount
                    (the "Original Pool Balance") as of June 1, 2003 (the
                    "Cut-off Date"); (ii) all moneys received on or after the Cut-off Date with respect to the Receivables; (iii) the security interests in the Financed Vehicles; (iv) any proceeds of any physical damage insurance policies covering
                    Financed Vehicles and any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the obligors; (v) any dealer recourse
                    (exclusive of any dealer charge-back obligation); (vi) property (including the right to receive future Liquidation
                    Proceeds) that shall have secured a Receivable and shall have been repossessed by or on behalf of the Trust; (vii) the legal files and receivable files related to the Receivables; (viii) the rights of the Trust under the Purchase Agreement; (ix) all Recoveries and Liquidation
                    Proceeds with respect to the Receivables; (x) the limited guarantee of Ameriquest Mortgage Company ("AMC") (as described in the Prospectus); (xi) refunds for the costs of extended service contracts and of certain unearned premiums with respect to Financed Vehicles or Obligors; (xii) all other assets comprising the Trust, including, but not limited to, all funds on deposit from time to time in all accounts established, maintained and held as part of the Trust, including without limitation, amounts, if any, in the Supplemental Enhancement Account; (xiii) all amounts and property from time to time held in or credited to the Lock-Box Account (as described in the Prospectus); and (xiv) all proceeds of the foregoing.

THE NOTES:          The Trust will issue four classes of Asset-Backed Notes
                    pursuant to an Indenture between the Trust and JP Morgan
                    Chase, as Indenture Trustee, designated Class A-1 (the
                    "Class A-1 Notes"), in an aggregate original principal amount of approximately $48,000,000, Class A-2 (the "Class
                    A-2 Notes"), in an aggregate original principal amount of approximately $84,200,000, Class A-3 (the "Class A-3
                    Notes"), in an aggregate original principal amount of approximately $44,000,000 and Class A-4 (the "Class A-4
                    Notes"), in an aggregate original principal amount of approximately $73,800,000. The Class A-1, Class A-2, Class
                    A-3 and Class A-4 Notes are collectively referred to herein as the "Class A Notes" or "Notes", and will be issued in an aggregate original principal amount of approximately
                    $250,000,000. The Notes will be secured by the Pledged
                    Property as and to the extent provided in the Indenture. The
                    Trust will also issue a certificate (the "Class R
                    Certificate") evidencing the right, subject to certain conditions described herein, to excess cash flow arising from the Receivables (as defined herein) and a Certificate
                    (the "Class C Certificate") in an aggregate original principal balance equal to the original balance of the Supplemental Enhancement Account. The Certificates and the
                    Notes are referred to herein collectively as the "Securities". Only the Class A Notes are being offered by the Prospectus.

                    The aggregate original principal amount of the Class A-1 Notes will equal approximately 19.20% (the "Class A-1 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-2 Notes will equal approximately 33.68% (the "Class A-2 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-3 Notes will equal approximately 17.60% (the "Class A-3 Percentage") of the Original Pool Balance on the Closing Date. The aggregate original principal amount of the Class A-4 Notes will equal approximately 29.52% (the "Class A-4 Percentage") of the Original Pool Balance on the Closing Date.

                    Class A Notes will be available in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

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


THE CERTIFICATES:   The Trust will issue a Class C Certificate, which will
                    receive interest as well as cashflow released from the Supplemental Enhancement Account and the Spread Account, if any, in each case subordinate in right of payment to the Notes to the extent described in the Sale and Servicing
                    Agreement. The Class C Certificate will have an aggregate original principal balance equal to the original balance of the Supplemental Enhancement Account and with respect to any Payment Date will have a principal balance equal to the amount on deposit in the Supplemental Enhancement Account
                    (as more fully described below) on the related Determination
                    Date. The Class C Certificate is not being offered by the Prospectus and will initially be owned by [Greenwich Capital
                    Markets, Inc.] (the "Class C Certificateholder").

                    The Trust will issue a Class R Certificate, which represents the equity ownership in the Trust and is subordinate in right of payment to the Notes and the Class C Certificate to the extent described in the Sale and Servicing Agreement. The Class R Certificate does not have a principal balance. The Class R Certificate is not being offered by the Prospectus and will initially be held by the Transferor (the "Class R Certificateholder").

LEAD UNDERWRITER:   Greenwich Capital Markets, Inc.

CO-UNDERWRITER:     Citigroup Global Markets Inc.

THE POLICY:         On the Closing Date, Financial Security Assurance Inc. (the
                    "Note Insurer" or "FSA") will issue a financial guaranty insurance policy (the "Policy") to the Trust Collateral
                    Agent for the benefit of the Class A Noteholders. Pursuant to the Policy, the Note Insurer will unconditionally and irrevocably guarantee to the Class A Noteholders payment of the Scheduled Payments (as defined below) on each Payment
                    Date.

                    The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

                    "Scheduled Payments" means, with respect to each Payment Date, the payments to be made to the Class A Noteholders in an aggregate amount equal to (i) the Class A Interest Payment Amount payable on such Payment Date and (ii) an amount necessary to remedy any undercollateralization of the Class A Notes. The Note Insurer will also make payment of any unpaid interest and principal due on the Class A Notes on their respective Final Scheduled Payment Dates.

                    Scheduled Payments shall not include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed with respect to any Class A Note by any governmental authority. The Policy is described in greater detail in the Prospectus.

PAYMENTS TO
NOTEHOLDERS:        Payments of interest on the Notes, to the extent funds are available therefor, will be made on the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day) (each, a "Payment Date"), commencing July 15, 2003, in the following amounts:

                    (i) With respect to the Class A-1 Notes, interest accrued at the Class A-1 Note Rate based on the actual number of days elapsed in the applicable accrual period on the Class A-1 Note amount, and

                    (ii) With respect to the Class A-2, Class A-3 and Class A-4 Notes and the first Payment Date, [20] days of interest at Class A-2 Note Rate, Class A-3 Note Rate or Class A-4 Note Rate, as applicable, and with respect to all other Payment Dates, 30 days of interest, in each case on the Class A-2 Note amount, Class A-3 Note amount or Class A-4 Note amount, as applicable, as of the close of business on the last day of the related Collection Period (collectively the "Class A Interest Payment Amount");

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


                    Payments of interest on a Class of Notes will be made on a pro rata basis to holders of record of such Class as of the last day of the related accrual period (each, a "Record Date"). The Record Date for the first Payment Date will be the Closing Date. Accrued interest on the Class A-1 Notes will be calculated on an actual/360 basis and accrued interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on a 30/360 basis.

                    Payments of principal on or in respect of the Class A Notes, to the extent funds are available therefore, will be distributed on each Payment Date first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero, then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero, then to Class A-3 Noteholders until the outstanding principal amount of the Class A-3 Notes is zero, and then to Class A-4 Noteholders, until the outstanding principal amount of the Class A-4 Notes is zero, in an amount equal to the Principal Payment Amount (as defined herein); provided that on the Final Scheduled Payment Date for any Class A Notes, the Noteholders of such class shall be entitled to receive the then outstanding principal amount of such Class.

PRIORITY OF
PAYMENTS:           On each Payment Date, the Trust Collateral Agent shall, from the Available Funds, make the following Payments in the following order of priority:

                    (i) first, to LBAC, the Monthly Dealer Participation Fee Payment Amount and all unpaid Monthly Dealer Participation Fee Payment Amounts from prior Collection Periods, second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and, to the extent the Available Funds are insufficient to cover such amounts then such deficiency may be paid to the Servicer from the Deficiency Claim Amount (as defined herein) with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent;

                    (ii) to the Indenture Trustee, the Back-Up Servicer and the Custodian, the Indenture Trustee Fee, the Back-up Servicer Fee and the Custodian Fee, respectively, and all unpaid Indenture Trustee Fees, Back-up Servicer Fees and Custodian Fees from prior Collection Periods and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account.

                    (iii) to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, pro rata based on the Note Interest due on each class of Class A Notes, the sum of the Class A Interest Payment Amount and any Class A interest carryover shortfall and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account. and (b) the Policy Claim Amount (as defined herein) with respect to such Payment Date;


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



                    (iv) to the Class A Noteholders, the sum of (x) the Principal Payment Amount and (y) any principal carryover shortfall and, to the extent the remaining Available Funds are insufficient, the Class A Noteholders will receive such deficiency from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account. and (b) the Policy Claim Amount with respect to such Payment Date, such principal being applied first, to reduce the outstanding principal amount of the Class A-1 Notes to zero, second, to reduce the outstanding principal amount of the Class A-2 Notes to zero, third, to reduce the outstanding principal amount of the Class A-3 Notes to zero, and last, to reduce the outstanding principal amount of the Class A-4 Notes to zero;

                    (v) to the Note Insurer, an amount equal to the Reimbursement Obligations (as defined herein), other than the Note Insurer premium; and to the extent that the remaining Available Funds are insufficient to cover such amounts, then such deficiency may be paid from the Deficiency Claim Amount in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account;

                    (vi) to the Note Insurer, an amount equal to the Note Insurer premium along with any unpaid Note Insurer premiums; and to the extent that the remaining Available Funds are insufficient to cover such amounts, then such deficiency may be paid from the Deficiency Claim Amount in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account;

                    (vii) to the Class C Certificateholder, the Class C Interest Payment Amount;

                    (viii) to the Collateral Agent, for deposit to the Supplemental Enhancement Account, reimbursement for any previous unreimbursed withdrawals from such account (other than Supplemental Enhancement Account Release Amounts distributed to the Class C Certificateholder pursuant to clause (xiii) below on prior Payment Dates);

                    (ix) first, to the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian, all reasonable out-of pocket expenses incurred by the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian (such amount generally not to exceed, in the aggregate, $50,000 per annum) and second, to the Back-up Servicer, system conversion expenses, if any, not to exceed $100,000;

                    (x) to the Collateral Agent, for deposit to the Spread Account, all remaining Available Funds;

                    (xi) To the Class A Noteholders, in reduction of the outstanding principal amount thereof , all releases from the Spread Account until the Overcollateralization Amount is equal to the Required Overcollateralization Target, such amount being applied first, to reduce the outstanding principal amount of the Class A-1 Notes to zero, second, to reduce the outstanding principal amount of the Class A-2 Notes to zero, third, to reduce the outstanding principal amount of the Class A-3 Notes to zero, and last, to reduce the outstanding principal amount of the Class A-4 Notes to zero;

                    (xii) to the Class C Certificateholder from releases from the Spread Account, to pay any Class C Interest Carryover Shortfall and any Class C Supplemental Interest;

                    (xiii) to the Class C Certificateholder, from the Supplemental Enhancement Account Release Amount until the principal balance of the Class C Certificates is equal to zero and (without duplication) any Class C Principal Deficiency Amount has been paid;

                    (xiv) to the Class R Certificateholder, after the distributions in clauses (i) through (xiii) have been made, all monies released from the Spread Account.

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


EVENT OF DEFAULT:   Events of default under the Indenture are described in the
                    Prospectus.

SPREAD ACCOUNT:     As part of the consideration for the issuance of the Policy, a cash collateral account (the "Spread Account") will be established with the Collateral Agent for the benefit of the
                    Note Insurer and the Trust Collateral Agent on behalf of the Class A Noteholders.

                    Amounts on deposit in the Spread Account will be distributed to Class A Noteholders, released to the Class C Certificateholder, and thereafter released to the Class R Certificateholder to the extent described in the Prospectus. However, the Spread Account Requisite Amount or the existence of the Spread Account or any other term or provision of the Spread Account Agreement may be amended, modified or terminated by the Note Insurer with the consent of the Transferor and the Collateral Agent, but without the consent of the Indenture Trustee or the Noteholders. Accordingly, Class A Noteholders should not rely on amounts in the Spread Account as a source of funds for payments on the Class A Notes.

SUPPLEMENTAL
ENHANCEMENT
ACCOUNT: A cash collateral account (the "Supplemental Enhancement Account") will be established with the Trust Collateral Agent for the benefit of the Class A Noteholders and, on a fully subordinated basis, the Class C Certificateholder. On the Closing Date the Issuer expects to cause the Supplemental Enhancement Account to be fully funded.

                    Amounts on deposit in the Supplemental Enhancement Account will be distributed to Class A Noteholders, or released to the Class C Certificateholder to the extent described in the Prospectus. Upon written direction from the Class C Certificateholder, the Trust Collateral Agent may use funds in the Supplemental Enhancement Account to pay the Note Insurer premium.

OVERCOLLATERALI-
ZATION AMOUNT:      The "Overcollateralization Amount" is equal to the excess of the aggregate principal balance of the Receivables over the aggregate principal amount of the Notes. On the Closing
                    Date, the Overcollateralization Amount will be zero. To the extent the Overcollateralization Amount is below the Required Overcollateralization Target, excess cashflow will be paid to the Class A Noteholders to accelerate principal payments thereon in order to build the Overcollateralization
                    Amount until the Required Overcollateralization Target is reached.

REQUIRED
OVERCOLLATERALIZ-
ATION TARGET:       On any Distribution Date, the "Required
                    Overcollateralization Target" is equal to the greater of:
                    (a) [3.50%] of the current principal amount of the
                        Receivables;
                    (b) [0.75%] of the initial principal amount of the Notes.

TAX STATUS OF THE
TRUST: In the opinion of Dewey Ballantine LLP, the Class A Notes will be characterized as indebtedness, and the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

ERISA ELIGIBILITY:  Subject to certain conditions described in the Prospectus, the Class A Notes will be ERISA eligible. See "ERISA Considerations" in the Prospectus.

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


OPTIONAL
REDEMPTION:         The Class R Certificateholder may at its option redeem the
                    Class A Notes and the Class C Certificate on any Payment
                    Date on or after which the aggregate principal amount of the Receivables is equal to 10% or less of the aggregate principal amount of the Receivables as of the Cut-off Date, at a redemption price equal to the aggregate of then outstanding principal amount of the Class A Notes and the Class C Certificate (including the Class C Principal
                    Deficiency Amount) plus all accrued and unpaid interest thereon as of such Payment Date, respectively; provided that the Class R Certificateholder's right to exercise such option will be subject to the prior approval of the
                    Note Insurer, but only if, after giving effect thereto, a claim on the Policy would occur or any amount owing to the
                    Note Insurer or the holders of the Class A Notes would remain unpaid as of such Payment Date.

THE ORIGINATOR/
SERVICER/
CUSTODIAN:          Long Beach Acceptance Corp. ("LBAC").

THE SELLERS:        Long Beach Acceptance Corp. ("LBAC") and Long Beach
                    Acceptance Receivables Corp. Warehouse I ("LBARC WI").

GLOSSARY OF TERMS:  "Applicable Percentage" will be (i) for any Payment Date on which the Overcollateralization Amount is less than the Required Overcollateralization Target, 100%; and (ii) for any other Payment Date, a fraction, the numerator of which is the principal amount of the Class A Notes and the denominator of which is the principal balance of the Receivables.

                    "Available Funds" for a Payment Date will be the sum of the following amounts (without duplication) with respect to the related Collection Period: (i) all collections on Receivables (including amounts received in connection with extensions, rebates or adjustments on Receivables granted by the Servicer in accordance with the Sale and Servicing Agreement); (ii) all proceeds received during such Collection Period with respect to Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable ("Liquidation Proceeds"); (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase Amount of each Receivable that was repurchased by the Originator or purchased by the Servicer as of the last day of such Collection Period; and
                    (v) any earnings on investments of funds in the Collection Account.

                    "Class C Certificate Balance" means, as of any Payment Date, the Supplemental Enhancement Account Balance.

                    "Class C Certificate Rate" means, 5.00% per annum.

                    "Class C Supplemental Interest Rate" means, as of any Determination Date that a Trigger Event is in effect, or an Insurance Agreement Event of Default has occurred, the Class C Certificate Rate, plus 3.00% per annum.

                    "Class C Interest Payment Amount" means, for any Payment Date, an amount equal to the product of (x) 1/12, (y) the Class C Certificate Rate and (z) the Class C Certificate Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date).

                    "Class C Interest Carryover Shortfall" means, for any Payment Date, the sum of the (i) the excess of the Class C Interest Payment Amount, and if applicable, the Class C Supplemental Interest Payment Amount for such Payment Date over the amount of interest actually paid to the holders of the Class C Certificates on such current Payment Date; (ii) (without duplication) any outstanding Class C Interest Carryover Shortfall from the preceding Payment Date; and
                    (iii) thirty (30) days of interest on such outstanding Class C Interest Carryover Shortfall with respect to each such Payment Date or any prior Payment Date (calculated on a 30/360 basis), to the extent permitted by applicable law, at the Class C Certificate Rate or if applicable, the Class C Supplemental Interest Rate for the related Accrual Period.

                          [RBS GREENWICH CAPITAL LOGO]
                                                                               8

                    "Class C Principal Deficiency Amount" means, for any Payment Date, the sum of (i) the Initial Class C Certificate Balance, less the sum of (i) the cumulative amount of the Supplemental Enhancement Account Release Amounts distributed pursuant to clause (xiii) under "Priority of Payments" above on prior Payment Dates, and (ii) the Class C Certificate Balance for such Payment Date (after giving effect to amounts deposited into the Supplemental Enhancement Account pursuant to clause (viii) and before giving effect to the payments pursuant to clause (xiii) under "Priority of Payments" above).

                    "Class C Supplemental Interest Payment Amount" means, for any Payment Date, (a) if no Trigger Event is in effect or Insurance Agreement Event of Default has occurred, the product of the (x) Class C Certificate Rate and (y) the Class C Principal Deficiency Amount; or (b) if a Trigger Event is in effect, or an Insurance Agreement Event of Default has occurred, the sum of (x) the product of 8%, per annum, and the Class C Principal Deficiency Amount, and (y) the product of 3%, per annum, and the Class C Principal Balance.

                    "Closing Date" means June 25, 2003.

                    "Cut-off Date" means June 1, 2003.

                    "Deficiency Claim Amount" means, with respect to any Determination Date, the amount, if any, by which the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Determination Date pursuant to clauses (i) through
                    (vi) under "Priority of Payments" above. The Deficiency Claim Amount will be drawn first from the Spread Account and second from the Supplemental Enhancement Account, in each case to the extent available, to make payments pursuant to clauses (i) through (vi) under "Priority of Payments" above (provided that, the Supplemental Enhancement Account may only be used to pay clause (vi) under "Priority of Payments" if, the Class C Certificateholder provides written direction to the Indenture Trustee to pay such amount prior to the related Payment Date). Any Deficiency Claim Amount will not include principal payments with respect to any Payment Date (other than the Final Scheduled Payment Date for any Class of Notes) unless the Overcollateralization Amount for such payment date is equal to zero.

                    The "Determination Date" with respect to any Payment Date will be the fourth Business Day preceding such Payment Date.

                    "Insurance Agreement Event of Default" shall mean an "Event of Default" as defined in the Insurance Agreement.

                    "Liquidated Receivable" means any Receivable with respect to which any of the following shall have occurred (without duplication): (i) the Receivable has been liquidated by the Servicer through the sale of the related Financed Vehicle,
                    (ii) the related Obligor has failed to pay at least 95% of a scheduled payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a scheduled payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable.

                    "Payahead Amount" means, with respect to Receivables that are actuarial receivables or Rule of 78 receivables, payments remitted by the related obligor prior to the Cut-off Date in excess of the aggregate of scheduled receivables payments, Servicer expenses and late fees, if any, retained by the Servicer in accordance with its payment application procedures.

                          [RBS GREENWICH CAPITAL LOGO]
                                                                               9

                    "Policy Claim Amount" means, with respect to any Payment
                    Date,

                          (1) the Scheduled Payment, for such Payment Date minus

                          (2) any reduction in the amounts described in clause
                          (1) above of the Notes on such Payment Date after giving effect to the application of Available Funds and all funds drawn in respect of the Deficiency Claim Amount.

                    "Pool Balance" as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables as of such date (excluding Liquidated Receivables and Receivables purchased by LBAC or the Servicer pursuant to the Sale and Servicing Agreement).

                    The "Principal Payment Amount" means (i) with respect to any Payment Date other than the respective Final Scheduled Payment Date for a class of Notes, the Applicable Percentage of the sum of the following amounts (without duplication):

                       (a) the principal portion of all payments received in respect of the Receivables (excluding Recoveries);

                       (b) the principal portion of all prepayments in full received in respect of the Receivables during the related Collection Period, including prepayments in full resulting from collections with respect to a Receivable received during the related Collection Period;

                       (c) the portion of the Purchase Amount allocable to principal of each Receivable that was repurchased by the Originator or purchased by the Servicer in each case as of the last day of the related Collection Period and, at the option of the Note Insurer, the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased;

                       (d) the principal balance of each Receivable that first became a Liquidated Receivable during the related Collection Period; and

                       (e) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the related Collection Period, and

                    (ii) with respect to the Final Scheduled Payment Date for a class of Notes, an amount equal to the then outstanding principal amount of such class.

                    "Purchase Agreement" means the Purchase Agreement dated as of June 1, 2003, between the Transferor, LBAC and LBARC WI, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Receivables by the Transferor from LBAC and LBARC WI.

                    "Purchase Amount" means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Receivable on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Receivable that became a Liquidated Receivable during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Receivable.

                    "Reimbursement Obligations" means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement or the Insurance Agreement and with respect to which the Note Insurer has not been previously paid.

                    "Recoveries" means, with respect to each Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amount required by law to be remitted to the Obligor.

                          [RBS GREENWICH CAPITAL LOGO]
                                                                              10

                    "Servicing Fee" means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance as of the second preceding Collection Period and (iii) 2.20%.

                    "Spread Account Requisite Amount" shall have the meaning ascribed to such term in the Spread Account Agreement.

                    "Supplemental Enhancement Account Balance" means, with respect to any Payment Date, the amount on deposit in the Supplemental Enhancement Account on the related Determination Date.

                    "Supplemental Enhancement Account Release Amount" means, with respect to any Payment Date, the amount to be released from the Supplemental Enhancement Account Balance on such payment date equal to the excess of the Total Enhancement Amount over the Required Total Enhancement Amount after application of clauses (i) through (xii) in the "Priority of Payments" above.

                    "Trigger Event" shall have the meaning ascribed to such term in the Spread Account Agreement.

                    "Total Enhancement Amount" means, on any payment date, the aggregate, in any combination, of the following:

                       (i) with respect to the Spread Account, the amount on deposit in the Spread Account;

                       (ii) amounts on deposit in the Supplemental Enhancement Account; and

                       (iii) the Overcollateralization Amount.

                    "Required Total Enhancement Amount" shall have the meaning ascribed to such term in the Spread Account Agreement.

                          [RBS GREENWICH CAPITAL LOGO]

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final Prospectus relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement and prospectus relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus supplement and prospectus may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                          [RBS GREENWICH CAPITAL LOGO]

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.


                          WEIGHTED AVERAGE LIFE TABLES


CLASS A-1 TO MATURITY
------------------------------------------------------------------------------------------------------------
FLAT
PRICE                        1.25% ABS      1.50% ABS       1.70% ABS        2.00% ABS       2.25% ABS
============================================================================================================
 WAL (YR)                      0.27           0.24             0.23             0.18           0.16
 MDUR (YR)                     0.27           0.24             0.22             0.18           0.16
 FIRST PRIN PAY              07/15/03       07/15/03         07/15/03         07/15/03       07/15/03
 LAST PRIN PAY               01/15/04       12/15/03         12/15/03         11/15/03       11/15/03
------------------------------------------------------------------------------------------------------------



CLASS A-2 TO MATURITY
------------------------------------------------------------------------------------------------------------
FLAT
PRICE                        1.25% ABS      1.50% ABS       1.70% ABS        2.00% ABS       2.25% ABS
============================================================================================================
 WAL (YR)                      1.20           1.09             1.00             0.90           0.83
 MDUR (YR)                     1.19           1.07             0.99             0.89           0.82
 FIRST PRIN PAY              01/15/04       12/15/03         12/15/03         11/15/03       11/15/03
 LAST PRIN PAY               06/15/05       03/15/05         02/15/05         12/15/04       10/15/04
------------------------------------------------------------------------------------------------------------



CLASS A-3 TO MATURITY
------------------------------------------------------------------------------------------------------------
FLAT
PRICE                        1.25% ABS      1.50% ABS       1.70% ABS        2.00% ABS       2.25% ABS
============================================================================================================
 WAL (YR)                      2.37           2.15             2.00             1.79           1.65
 MDUR (YR)                     2.31           2.10             1.95             1.75           1.61
 FIRST PRIN PAY              06/15/05       03/15/05         02/15/05         12/15/04       10/15/04
 LAST PRIN PAY               04/15/06       01/15/06         11/15/05         08/15/05       06/15/05
------------------------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]

 This information is provided to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for its affiliates in connection with the proposed transaction.

  These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your Greenwich Capital sales representative.


CLASS A-4 TO CALL
------------------------------------------------------------------------------------------------------------
FLAT
PRICE                       1.25% ABS       1.50% ABS       1.70% ABS        2.00% ABS       2.25% ABS
============================================================================================================
 WAL (YR)                      3.74           3.43             3.16             2.84           2.58
 MDUR (YR)                     3.55           3.26             3.02             2.72           2.48
 FIRST PRIN PAY              04/15/06       01/15/06         11/15/05         08/15/05       06/15/05
 LAST PRIN PAY               10/15/07       06/15/07         02/15/07         10/15/06       06/15/06
------------------------------------------------------------------------------------------------------------



CLASS A-4 TO MATURITY
------------------------------------------------------------------------------------------------------------
FLAT
PRICE                        1.25% ABS      1.50% ABS       1.70% ABS        2.00% ABS       2.25% ABS
============================================================================================================
 WAL (YR)                      3.86           3.55             3.28             2.91           2.64
 MDUR (YR)                     3.66           3.37             3.13             2.79           2.54
 FIRST PRIN PAY              04/15/06       01/15/06         11/15/05         08/15/05       06/15/05
 LAST PRIN PAY               10/15/08       07/15/08         01/15/08         05/15/07       12/15/06
------------------------------------------------------------------------------------------------------------

                          [RBS GREENWICH CAPITAL LOGO]
                                                                              14

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


               LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B
                         BALANCES AS OF THE CUT-OFF DATE

TOTAL CURRENT BALANCE                                       250,000,000
TOTAL AMOUNT FINANCED                                       273,971,568

NUMBER OF TOTAL PORTFOLIO LOANS                                  14,350


                                                                                            MINIMUM           MAXIMUM
AVERAGE CURRENT BALANCE                                      $17,421.60                   $1,385.10        $59,524.17
AVERAGE AMOUNT FINANCED                                      $19,092.10                   $2,773.10        $60,676.46

WEIGHTED AVERAGE APR RATE                                       11.3301%                     3.9900           24.5000%
WEIGHTED AVERAGE ADJUSTED APR RATE                              11.3301%                     3.9900           24.5000%

WEIGHTED AVERAGE ORIGINAL LOAN TERM                                  68 months                   24                72 months
WEIGHTED AVERAGE REMAINING TERM                                      64 months                    2                72 months
WEIGHTED AVERAGE LOAN AGE                                             4 months                    0                59 months

TOP DEALER STATE CONCENTRATIONS ($)                    27.43% California, 7.08% Arizona, 6.53% Florida
TOP BORROWER STATE CONCENTRATIONS ($)                  27.64% California, 7.00% Arizona, 6.64% Florida
NEW-USED BREAKDOWN ($)                                 60.41% Used, 39.59% New
TOP MANUFACTURER CONCENTRATIONS ($)                    24.98% Ford, 14.54% Chevrolet, 11.86% Dodge

CONTRACT DATE                                                                      Jun 02, 1998        May 29, 2003
MATURITY DATE                                                                      Jul 11, 2003        Jun 13, 2009

                          [RBS GREENWICH CAPITAL LOGO]
                                                                              15

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
LOAN TYPE                    AUTOMOBILE LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------------------------------------------------------------------------
 Precomputed                              938       $10,098,590.28                 4.04%
 Simple Interest                       13,412       239,901,410.19                 95.96
-----------------------------------------------------------------------------------------
TOTAL                                  14,350      $250,000,000.47               100.00%
=========================================================================================

                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
LOAN CLASS                   AUTOMOBILE LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------------------------------------------------------------------------
 Premium                                1,684       $31,320,017.31                12.53%
 Elite                                  2,798        54,392,094.43                 21.76
 Superior                               2,678        49,538,479.24                 19.82
 Preferred                              2,917        52,195,330.82                 20.88
 Classic                                2,476        38,180,040.32                 15.27
 Standard                               1,185        14,195,294.54                  5.68
 Limited Credit                           612        10,178,743.81                  4.07
-----------------------------------------------------------------------------------------
TOTAL                                  14,350      $250,000,000.47               100.00%
=========================================================================================

                                                                          % OF AGGREGATE
                                                 PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                    NUMBER OF    OUTSTANDING AS OF     OUTSTANDING AS OF
NEW/USED                     AUTOMOBILE LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------------------------------------------------------------------------
 New                                    4,371       $98,984,228.39                39.59%
 Used                                   9,979       151,015,772.08                 60.41
-----------------------------------------------------------------------------------------
TOTAL                                  14,350      $250,000,000.47               100.00%
=========================================================================================

                          [RBS GREENWICH CAPITAL LOGO]
                                                                              16

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                 % OF AGGREGATE
                                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                        NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
CONTRACT DATE                    AUTOMOBILE LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------
 01/01/98  - 12/31/98                         202            $671,650.85                  0.27%
 01/01/99  - 12/31/99                       1,603           7,577,328.54                   3.03
 01/01/00  - 12/31/00                           1               8,182.15                   0.00
 01/01/01  - 12/31/01                           3              29,391.86                   0.01
 01/01/02  - 01/31/02                           4              38,575.19                   0.02
 02/01/02  - 02/28/02                          16             207,882.77                   0.08
 03/01/02  - 03/31/02                          16             238,172.35                   0.10
 04/01/02  - 04/30/02                          10             183,847.78                   0.07
 05/01/02  - 05/31/02                          15             245,897.56                   0.10
 06/01/02  - 06/30/02                          21             384,685.27                   0.15
 07/01/02  - 07/31/02                         130           2,120,996.87                   0.85
 08/01/02  - 08/31/02                         468           8,014,492.66                   3.21
 09/01/02  - 09/30/02                         448           7,517,723.54                   3.01
 10/01/02  - 10/31/02                         448           7,679,067.06                   3.07
 11/01/02  - 11/30/02                         401           7,320,286.17                   2.93
 12/01/02  - 12/31/02                         226           4,514,275.23                   1.81
 01/01/03  - 01/31/03                         770          14,984,810.01                   5.99
 02/01/03  - 02/28/03                       2,245          44,547,540.51                  17.82
 03/01/03  - 03/31/03                       2,772          53,949,607.29                  21.58
 04/01/03  - 04/30/03                       2,515          48,950,957.57                  19.58
 05/01/03  - 05/31/03                       2,036          40,814,629.24                  16.33
-----------------------------------------------------------------------------------------------
TOTAL                                      14,350        $250,000,000.47                100.00%
===============================================================================================

                                                                                 % OF AGGREGATE
                                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                        NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
CURRENT BALANCE ($)              AUTOMOBILE LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------
  1,385 -  2,500                              241            $497,401.02                  0.20%
  2,501 -  5,000                            1,049           3,910,932.57                   1.56
  5,001 -  7,500                              677           4,210,566.23                   1.68
  7,501 - 10,000                              811           7,146,200.42                   2.86
 10,001 - 12,500                            1,164          13,141,755.29                   5.26
 12,501 - 15,000                            1,562          21,513,857.80                   8.61
 15,001 - 17,500                            1,760          28,667,755.70                  11.47
 17,501 - 20,000                            1,827          34,265,886.54                  13.71
 20,001 - 22,500                            1,539          32,628,093.14                  13.05
 22,501 - 25,000                            1,279          30,310,675.57                  12.12
 25,001 - 27,500                              847          22,178,765.22                   8.87
 27,501 - 30,000                              587          16,819,162.82                   6.73
 30,001 - 35,000                              656          21,080,754.61                   8.43
      >   35,000                              351          13,628,193.54                   5.45
-----------------------------------------------------------------------------------------------
TOTAL                                      14,350        $250,000,000.47                100.00%
===============================================================================================

                          [RBS GREENWICH CAPITAL LOGO]
                                                                              17

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                               % OF AGGREGATE
                                                      PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                        NUMBER OF     OUTSTANDING AS OF     OUTSTANDING AS OF
APR RATE (%)                     AUTOMOBILE LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
----------------------------------------------------------------------------------------------
  3.990  -  4.000                               1            $24,001.60                 0.01%
  4.001  -  5.000                              91          1,765,326.07                  0.71
  5.001  -  6.000                             507         10,652,480.86                  4.26
  6.001  -  7.000                             735         16,282,385.91                  6.51
  7.001  -  8.000                             988         21,386,557.73                  8.55
  8.001  -  9.000                           1,245         26,457,203.53                 10.58
  9.001  - 10.000                           1,555         32,774,797.08                 13.11
 10.001  - 11.000                           1,264         25,750,258.12                 10.30
 11.001  - 12.000                           1,215         23,499,854.66                  9.40
 12.001  - 13.000                           1,154         21,573,343.65                  8.63
 13.001  - 14.000                           1,037         17,610,252.63                  7.04
 14.001  - 15.000                           1,054         16,209,709.88                  6.48
 15.001  - 16.000                             758         10,854,042.91                  4.34
 16.001  - 17.000                             798          9,818,429.48                  3.93
 17.001  - 18.000                             654          6,808,958.87                  2.72
 18.001  - 19.000                             395          3,533,414.33                  1.41
 19.001  - 20.000                             347          2,333,951.77                  0.93
 20.001  - 21.000                             390          2,018,476.11                  0.81
 21.001  - 22.000                              25            174,021.86                  0.07
 22.001  - 23.000                             134            465,060.29                  0.19
 23.001  - 24.000                               2              5,509.60                  0.00
 24.001  - 24.500                               1              1,963.53                  0.00
----------------------------------------------------------------------------------------------
TOTAL                                      14,350       $250,000,000.47               100.00%
==============================================================================================


                          [RBS GREENWICH CAPITAL LOGO]
                                                                              18

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                               % OF AGGREGATE
                                                      PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                        NUMBER OF     OUTSTANDING AS OF     OUTSTANDING AS OF
ADJUSTED APR RATE (%)            AUTOMOBILE LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
----------------------------------------------------------------------------------------------
  3.990  -  4.000                               1            $24,001.60                 0.01%
  4.001  -  5.000                              91          1,765,326.07                  0.71
  5.001  -  6.000                             507         10,652,480.86                  4.26
  6.001  -  7.000                             735         16,282,385.91                  6.51
  7.001  -  8.000                             988         21,386,557.73                  8.55
  8.001  -  9.000                           1,245         26,457,203.53                 10.58
  9.001  - 10.000                           1,555         32,774,797.08                 13.11
 10.001  - 11.000                           1,264         25,750,258.12                 10.30
 11.001  - 12.000                           1,215         23,499,854.66                  9.40
 12.001  - 13.000                           1,154         21,573,343.65                  8.63
 13.001  - 14.000                           1,037         17,610,252.63                  7.04
 14.001  - 15.000                           1,054         16,209,709.88                  6.48
 15.001  - 16.000                             758         10,854,042.91                  4.34
 16.001  - 17.000                             798          9,818,429.48                  3.93
 17.001  - 18.000                             654          6,808,958.87                  2.72
 18.001  - 19.000                             395          3,533,414.33                  1.41
 19.001  - 20.000                             347          2,333,951.77                  0.93
 20.001  - 21.000                             390          2,018,476.11                  0.81
 21.001  - 22.000                              25            174,021.86                  0.07
 22.001  - 23.000                             135            466,886.92                  0.19
 23.001  - 24.000                               1              3,682.97                  0.00
 24.001  - 24.500                               1              1,963.53                  0.00
----------------------------------------------------------------------------------------------
TOTAL                                      14,350       $250,000,000.47               100.00%
==============================================================================================


                                                                              % OF AGGREGATE
                                                      PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                        NUMBER OF     OUTSTANDING AS OF     OUTSTANDING AS OF
REMAINING TERM (MONTHS)          AUTOMOBILE LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
----------------------------------------------------------------------------------------------
   2  -   6                                    79           $178,201.49                 0.07%
   7  -  12                                   888          3,100,122.10                  1.24
  13  -  18                                   675          3,443,460.64                  1.38
  19  -  24                                    97            769,576.22                  0.31
  25  -  30                                   106          1,047,590.22                  0.42
  31  -  36                                   124          1,091,334.76                  0.44
  37  -  42                                    95            873,393.14                  0.35
  43  -  48                                   402          4,404,734.58                  1.76
  49  -  54                                   755         10,072,932.35                  4.03
  55  -  60                                 3,242         49,398,705.66                 19.76
  61  -  66                                 1,543         30,139,149.02                 12.06
  67  -  72                                 6,344        145,480,800.29                 58.19
----------------------------------------------------------------------------------------------
TOTAL                                      14,350       $250,000,000.47               100.00%
==============================================================================================

                          [RBS GREENWICH CAPITAL LOGO]
                                                                              19

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                               % OF AGGREGATE
                                                      PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                        NUMBER OF     OUTSTANDING AS OF     OUTSTANDING AS OF
LOAN AGE (MONTHS)                AUTOMOBILE LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
----------------------------------------------------------------------------------------------
 0                                          2,793        $55,842,467.47                22.34%
 1                                          2,546         49,618,835.00                 19.85
 2                                          2,777         54,226,831.46                 21.69
 3                                          1,924         37,733,493.63                 15.09
 4-6                                        1,036         19,734,731.53                  7.89
 7+                                         3,274         32,843,641.38                 13.14
----------------------------------------------------------------------------------------------
TOTAL                                      14,350       $250,000,000.47               100.00%
==============================================================================================



                                                                                 % OF AGGREGATE
                                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                        NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
DEALER STATE                       MORTGAGE LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-------------------------------------------------- ---------------------- ----------------------
 California                                 4,063         $68,569,921.41                 27.43%
 Arizona                                      862          17,707,721.22                   7.08
 Florida                                      873          16,323,826.10                   6.53
 Georgia                                      660          13,444,105.54                   5.38
 Nevada                                       643          12,912,182.38                   5.16
 Pennsylvania                                 721          11,115,393.50                   4.45
 Oklahoma                                     587          11,104,709.40                   4.44
 New York                                     914          10,279,828.38                   4.11
 North Carolina                               536          10,157,001.20                   4.06
 Washington                                   460           9,857,015.52                   3.94
 Missouri                                     465           8,654,902.82                   3.46
 New Jersey                                   570           8,376,220.26                   3.35
 South Carolina                               388           7,227,662.96                   2.89
 Colorado                                     355           6,849,408.84                   2.74
 Oregon                                       330           6,414,879.61                   2.57
 Massachusetts                                377           6,100,983.97                   2.44
 Maryland                                     242           4,398,930.08                   1.76
 Kansas                                       219           4,088,753.31                   1.64
 Michigan                                     240           3,850,854.66                   1.54
 Indiana                                      164           3,065,623.27                   1.23

 All Others ( 10 )                            681           9,500,076.04                   3.80
-------------------------------------------------- ---------------------- ----------------------
TOTAL                                      14,350        $250,000,000.47                100.00%
================================================== ====================== ======================

                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                 % OF AGGREGATE
                                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                        NUMBER OF      OUTSTANDING AS OF      OUTSTANDING AS OF
COLLATERAL YEAR                  AUTOMOBILE LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-------------------------------------------------- ---------------------- ----------------------
 1992                                           1              $9,476.66                  0.00%
 1993                                          56             195,178.60                   0.08
 1994                                         117             408,452.85                   0.16
 1995                                         339           1,407,135.20                   0.56
 1996                                         565           2,851,567.42                   1.14
 1997                                         630           4,713,166.73                   1.89
 1998                                         810           8,545,648.35                   3.42
 1999                                       1,672          23,623,991.52                   9.45
 2000                                       2,368          40,176,636.76                  16.07
 2001                                       1,704          30,977,742.77                  12.39
 2002                                       2,223          44,370,975.70                  17.75
 2003                                       3,825          91,568,522.90                  36.63
 2004                                          40           1,151,505.01                   0.46
-------------------------------------------------- ---------------------- ----------------------
TOTAL                                      14,350        $250,000,000.47                100.00%
================================================== ====================== ======================


                          [RBS GREENWICH CAPITAL LOGO]

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

 The information contained herein will be superseded by the description of the receivables contained in the final prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                               % OF AGGREGATE
                                                      PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                        NUMBER OF     OUTSTANDING AS OF     OUTSTANDING AS OF
MANUFACTURER                     AUTOMOBILE LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
----------------------------------------------------------------------------------------------
 Acura                                         65           $947,536.00                 0.38%
 AM General                                     4            205,286.72                  0.08
 Audi                                          21            400,162.53                  0.16
 BMW                                           67          1,474,963.55                  0.59
 Buick                                         98          1,256,916.55                  0.50
 Cadillac                                      92          1,940,289.46                  0.78
 Chevrolet                                  1,953         36,350,724.39                 14.54
 Chrysler                                     548         10,004,334.86                  4.00
 Dodge                                      1,582         29,645,428.50                 11.86
 Eagle                                          2              4,301.10                  0.00
 Ford                                       3,314         62,439,853.46                 24.98
 Geo                                           20             59,472.34                  0.02
 GMC                                          328          6,729,107.93                  2.69
 Honda                                        607          8,642,458.46                  3.46
 Hyundai                                      495          7,729,448.16                  3.09
 Infiniti                                      71          1,184,621.54                  0.47
 Isuzu                                        100          1,709,977.23                  0.68
 Jaguar                                        14            368,792.46                  0.15
 Jeep                                         538          9,634,072.61                  3.85
 Kia                                          114          1,499,824.23                  0.60
 Land Rover                                    15            346,195.98                  0.14
 Lexus                                         69          1,407,436.86                  0.56
 Lincoln                                      111          2,420,642.77                  0.97
 Mazda                                        277          3,980,988.25                  1.59
 Mercedes                                      91          2,086,007.91                  0.83
 Mercury                                      202          2,819,096.99                  1.13
 Mitsubishi                                   475          7,650,174.14                  3.06
 Nissan                                       865         13,347,780.51                  5.34
 Oldsmobile                                   151          1,880,628.49                  0.75
 Plymouth                                      89            665,175.38                  0.27
 Pontiac                                      382          5,156,647.24                  2.06
 Porsche                                        2             58,152.63                  0.02
 Saab                                           6            116,317.26                  0.05
 Saturn                                       167          2,125,415.89                  0.85
 Subaru                                        38            711,849.80                  0.28
 Suzuki                                        63            891,643.27                  0.36
 Toyota                                     1,151         19,607,879.66                  7.84
 Volkswagen                                   139          1,972,315.70                  0.79
 Volvo                                         24            528,079.66                  0.21
----------------------------------------------------------------------------------------------
TOTAL                                      14,350       $250,000,000.47               100.00%
==============================================================================================

                          [RBS GREENWICH CAPITAL LOGO]

 LBAC 2003-B

 Prepayment (ABS)                              1.50
 Call %                                      10.00%
 To Call                                 Y




                  85,280,745     84,200,000    1,080,745                   45,587,332    44,000,000    1,587,332


                    Class A2                                                Class A3
      Class A2        Total       Class A2       Class A2     Class A3       Total        Class A3      Class A3
      End Bal       Cashflow        Prin            Int       End Bal       Cashflow        Prin           Int
 0   84,200,000                                              44,000,000
 1   84,200,000       54,917              0       54,917     44,000,000        40,822             0       40,822
 2   84,200,000       82,376              0       82,376     44,000,000        61,233             0       61,233
 3   84,200,000       82,376              0       82,376     44,000,000        61,233             0       61,233
 4   84,200,000       82,376              0       82,376     44,000,000        61,233             0       61,233
 5   84,200,000       82,376              0       82,376     44,000,000        61,233             0       61,233
 6   82,936,341    1,346,034      1,263,659       82,376     44,000,000        61,233             0       61,233
 7   76,552,727    6,464,754      6,383,614       81,139     44,000,000        61,233             0       61,233
 8   70,279,806    6,347,815      6,272,921       74,894     44,000,000        61,233             0       61,233
 9   64,119,665    6,228,898      6,160,141       68,757     44,000,000        61,233             0       61,233
10   58,074,426    6,107,969      6,045,239       62,730     44,000,000        61,233             0       61,233
11   52,146,247    5,984,995      5,928,179       56,816     44,000,000        61,233             0       61,233
12   46,337,322    5,859,942      5,808,925       51,016     44,000,000        61,233             0       61,233
13   40,649,881    5,732,774      5,687,441       45,333     44,000,000        61,233             0       61,233
14   35,086,193    5,603,457      5,563,688       39,769     44,000,000        61,233             0       61,233
15   29,648,563    5,471,956      5,437,630       34,326     44,000,000        61,233             0       61,233
16   24,450,403    5,227,166      5,198,160       29,006     44,000,000        61,233             0       61,233
17   19,323,645    5,150,679      5,126,758       23,921     44,000,000        61,233             0       61,233
18   14,269,378    5,073,172      5,054,267       18,905     44,000,000        61,233             0       61,233
19    9,288,706    4,994,632      4,980,672       13,960     44,000,000        61,233             0       61,233
20    4,382,746    4,915,048      4,905,960        9,087     44,000,000        61,233             0       61,233
21            0    4,387,034      4,382,746        4,288     43,552,630       508,604       447,370       61,233
22            0            0              0            0     38,799,503     4,813,737     4,753,126       60,611
23            0            0              0            0     34,124,528     4,728,971     4,674,975       53,996
24            0            0              0            0     29,528,880     4,643,138     4,595,648       47,490
25            0            0              0            0     25,013,750     4,556,224     4,515,130       41,094
26            0            0              0            0     20,580,344     4,468,216     4,433,406       34,811
27            0            0              0            0     16,229,885     4,379,100     4,350,460       28,641
28            0            0              0            0     11,963,609     4,288,863     4,266,276       22,587
29            0            0              0            0      7,782,769     4,197,489     4,180,839       16,649
30            0            0              0            0      3,688,636     4,104,965     4,094,134       10,831
31            0            0              0            0              0     3,693,769     3,688,636        5,133
32            0            0              0            0              0             0             0            0
33            0            0              0            0              0             0             0            0
34            0            0              0            0              0             0             0            0
35            0            0              0            0              0             0             0            0
36            0            0              0            0              0             0             0            0
37            0            0              0            0              0             0             0            0
38            0            0              0            0              0             0             0            0
39            0            0              0            0              0             0             0            0
40            0            0              0            0              0             0             0            0
41            0            0              0            0              0             0             0            0
42            0            0              0            0              0             0             0            0
43            0            0              0            0              0             0             0            0
44            0            0              0            0              0             0             0            0
45            0            0              0            0              0             0             0            0
46            0            0              0            0              0             0             0            0
47            0            0              0            0              0             0             0            0
48            0            0              0            0              0             0             0            0
49            0            0              0            0              0             0             0            0
50            0            0              0            0              0             0             0            0


                          79,370,401    73,800,000   5,570,401


                           Class A4
            Class A4        Total        Class A4     Class A4
            End Bal        Cashflow        Prin          Int
 0         73,800,000
 1         73,800,000         90,200             0      90,200
 2         73,800,000        135,300             0     135,300
 3         73,800,000        135,300             0     135,300
 4         73,800,000        135,300             0     135,300
 5         73,800,000        135,300             0     135,300
 6         73,800,000        135,300             0     135,300
 7         73,800,000        135,300             0     135,300
 8         73,800,000        135,300             0     135,300
 9         73,800,000        135,300             0     135,300
10         73,800,000        135,300             0     135,300
11         73,800,000        135,300             0     135,300
12         73,800,000        135,300             0     135,300
13         73,800,000        135,300             0     135,300
14         73,800,000        135,300             0     135,300
15         73,800,000        135,300             0     135,300
16         73,800,000        135,300             0     135,300
17         73,800,000        135,300             0     135,300
18         73,800,000        135,300             0     135,300
19         73,800,000        135,300             0     135,300
20         73,800,000        135,300             0     135,300
21         73,800,000        135,300             0     135,300
22         73,800,000        135,300             0     135,300
23         73,800,000        135,300             0     135,300
24         73,800,000        135,300             0     135,300
25         73,800,000        135,300             0     135,300
26         73,800,000        135,300             0     135,300
27         73,800,000        135,300             0     135,300
28         73,800,000        135,300             0     135,300
29         73,800,000        135,300             0     135,300
30         73,800,000        135,300             0     135,300
31         73,482,493        452,807       317,507     135,300
32         69,565,643      4,051,568     3,916,850     134,718
33         65,739,404      3,953,776     3,826,239     127,537
34         62,005,111      3,854,815     3,734,293     120,522
35         58,364,116      3,754,671     3,640,995     113,676
36         54,817,787      3,653,329     3,546,328     107,001
37         51,355,583      3,562,704     3,462,204     100,499
38         47,881,161      3,568,574     3,474,422      94,152
39         44,509,204      3,459,739     3,371,957      87,782
40         41,241,205      3,349,599     3,267,999      81,600
41         38,078,674      3,238,140     3,162,531      75,609
42         35,023,142      3,125,344     3,055,533      69,811
43         32,076,156      3,011,194     2,946,985      64,209
44         29,239,287      2,895,676     2,836,869      58,806
45         26,514,122      2,778,770     2,725,165      53,605
46         23,902,270      2,660,461     2,611,852      48,609
47         21,405,359      2,540,732     2,496,911      43,821
48                  0     21,444,602    21,405,359      39,243
49                  0              0             0           0
50                  0              0             0           0

LBAC 2003-B

Prepayment (ABS)                                         1.70
Call %                                                  10.00%
To Call                                           Y


      CLASS A-2 CASHFLOWS                                          CLASS A-3 CASHFLOWS

                         85,198,033      84,200,000    998,033                          45,472,679       44,000,000        1,472,679

                          Class A2                                                       Class A3
           Class A2         Total         Class A2     Class A2       Class A3             Total         Class A3         Class A3
           End Bal        Cashflow          Prin          Int         End Bal            Cashflow          Prin              Int
 0       84,200,000                                                  44,000,000
 1       84,200,000          54,917               0     54,917       44,000,000           40,822                0           40,822
 2       84,200,000          82,376               0     82,376       44,000,000           61,233                0           61,233
 3       84,200,000          82,376               0     82,376       44,000,000           61,233                0           61,233
 4       84,200,000          82,376               0     82,376       44,000,000           61,233                0           61,233
 5       84,200,000          82,376               0     82,376       44,000,000           61,233                0           61,233
 6       79,142,717       5,139,659       5,057,283     82,376       44,000,000           61,233                0           61,233
 7       72,290,790       6,929,354       6,851,927     77,428       44,000,000           61,233                0           61,233
 8       65,598,919       6,762,596       6,691,871     70,724       44,000,000           61,233                0           61,233
 9       59,070,174       6,592,923       6,528,746     64,178       44,000,000           61,233                0           61,233
10       52,707,676       6,420,288       6,362,497     57,790       44,000,000           61,233                0           61,233
11       46,514,604       6,244,638       6,193,072     51,566       44,000,000           61,233                0           61,233
12       40,520,093       6,040,018       5,994,511     45,507       44,000,000           61,233                0           61,233
13       34,765,689       5,794,046       5,754,404     39,642       44,000,000           61,233                0           61,233
14       29,092,601       5,707,100       5,673,088     34,012       44,000,000           61,233                0           61,233
15       23,502,056       5,619,008       5,590,546     28,462       44,000,000           61,233                0           61,233
16       17,995,295       5,529,753       5,506,761     22,993       44,000,000           61,233                0           61,233
17       12,573,578       5,439,323       5,421,717     17,605       44,000,000           61,233                0           61,233
18        7,238,178       5,347,701       5,335,400     12,301       44,000,000           61,233                0           61,233
19        1,990,387       5,254,872       5,247,791      7,081       44,000,000           61,233                0           61,233
20                0       1,992,334       1,990,387      1,947       40,831,512        3,229,721        3,168,488           61,233
21                0               0               0          0       35,762,877        5,125,459        5,068,635           56,824
22                0               0               0          0       30,785,822        5,026,824        4,977,054           49,770
23                0               0               0          0       25,901,707        4,926,959        4,884,115           42,844
24                0               0               0          0       21,111,906        4,825,848        4,789,801           36,047
25                0               0               0          0       16,417,812        4,723,475        4,694,094           29,381
26                0               0               0          0       11,820,835        4,619,825        4,596,977           22,848
27                0               0               0          0        7,322,404        4,514,881        4,498,431           16,451
28                0               0               0          0        2,923,966        4,408,628        4,398,438           10,190
29                0               0               0          0                0        2,928,036        2,923,966            4,069
30                0               0               0          0                0                0                0                0
31                0               0               0          0                0                0                0                0
32                0               0               0          0                0                0                0                0
33                0               0               0          0                0                0                0                0
34                0               0               0          0                0                0                0                0
35                0               0               0          0                0                0                0                0
36                0               0               0          0                0                0                0                0
37                0               0               0          0                0                0                0                0
38                0               0               0          0                0                0                0                0
39                0               0               0          0                0                0                0                0
40                0               0               0          0                0                0                0                0
41                0               0               0          0                0                0                0                0
42                0               0               0          0                0                0                0                0
43                0               0               0          0                0                0                0                0
44                0               0               0          0                0                0                0                0
45                0               0               0          0                0                0                0                0
46                0               0               0          0                0                0                0                0
47                0               0               0          0                0                0                0                0
48                0               0               0          0                0                0                0                0
49                0               0               0          0                0                0                0                0
50                0               0               0          0                0                0                0                0



         CLASS A-4 CASHFLOWS

         2,756,888,543               78,944,496              73,800,000               5,144,496

                                      Class A4
             Class A4                  Total                  Class A4                 Class A4
              End Bal                 Cashflow                  Prin                      Int
 0          73,800,000
 1          73,800,000                   90,200                       0                  90,200
 2          73,800,000                  135,300                       0                 135,300
 3          73,800,000                  135,300                       0                 135,300
 4          73,800,000                  135,300                       0                 135,300
 5          73,800,000                  135,300                       0                 135,300
 6          73,800,000                  135,300                       0                 135,300
 7          73,800,000                  135,300                       0                 135,300
 8          73,800,000                  135,300                       0                 135,300
 9          73,800,000                  135,300                       0                 135,300
10          73,800,000                  135,300                       0                 135,300
11          73,800,000                  135,300                       0                 135,300
12          73,800,000                  135,300                       0                 135,300
13          73,800,000                  135,300                       0                 135,300
14          73,800,000                  135,300                       0                 135,300
15          73,800,000                  135,300                       0                 135,300
16          73,800,000                  135,300                       0                 135,300
17          73,800,000                  135,300                       0                 135,300
18          73,800,000                  135,300                       0                 135,300
19          73,800,000                  135,300                       0                 135,300
20          73,800,000                  135,300                       0                 135,300
21          73,800,000                  135,300                       0                 135,300
22          73,800,000                  135,300                       0                 135,300
23          73,800,000                  135,300                       0                 135,300
24          73,800,000                  135,300                       0                 135,300
25          73,800,000                  135,300                       0                 135,300
26          73,800,000                  135,300                       0                 135,300
27          73,800,000                  135,300                       0                 135,300
28          73,800,000                  135,300                       0                 135,300
29          72,426,986                1,508,314               1,373,014                 135,300
30          68,232,946                4,326,823               4,194,040                 132,783
31          64,143,349                4,214,690               4,089,597                 125,094
32          60,159,717                4,101,229               3,983,632                 117,596
33          56,283,589                3,986,420               3,876,128                 110,293
34          52,516,526                3,870,250               3,767,063                 103,187
35          48,757,236                3,855,571               3,759,291                  96,280
36          45,084,515                3,762,109               3,672,720                  89,388
37          41,529,788                3,637,382               3,554,727                  82,655
38          38,094,753                3,511,173               3,435,035                  76,138
39          34,781,131                3,383,462               3,313,622                  69,840
40          31,590,664                3,254,232               3,190,466                  63,765
41          28,525,117                3,123,463               3,065,547                  57,916
42          25,586,277                2,991,137               2,938,841                  52,296
43          22,775,951                2,857,234               2,810,326                  46,908
44                   0               22,817,707              22,775,951                  41,756
45                   0                        0                       0                       0
46                   0                        0                       0                       0
47                   0                        0                       0                       0
48                   0                        0                       0                       0
49                   0                        0                       0                       0
50                   0                        0                       0                       0